SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 17, 2005

                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                        0-20957                 52-1382541
----------------------------          --------------            -------------
(State or other jurisdiction          (SEC File No.)            (IRS Employer
     of incorporation)                                          Identification
                                                                   Number)

226 Landis Avenue, Vineland, New Jersey                            08360
---------------------------------------                            -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------


                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.04 Temporary  Suspension of Trading Under  Registrant's  Employee Benefit
--------------------------------------------------------------------------------
          Plans
          -----

         On May 17, 2005, the Registrant sent a notice to its directors and executive officers informing them that a blackout period will be in effect beginning on June 16, 2005 until August 19, 2005 (unless otherwise extended). The blackout period is a result of the transition of the Sun National Bank 401(k) Savings Plan to a new plan administrator. The blackout period restricts directors and executive officers from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring certain equity securities of the Registrant. The notice was provided to the Registrant's directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

         A copy of the notice is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

         (c)Exhibits:

                  Exhibit 99 - Form of Notice dated May 17, 2005
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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SUN BANCORP, INC.



Date: May 17, 2005                    By:      /s/Dan A. Chila
                                               ---------------------------------
                                               Dan A. Chila
                                               Executive Vice President and
                                               Chief Financial Officer